CONSENT OF PRICE WATERHOUSE LLP

                                                                      Exhibit 23
                                                                      ----------



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the inCompany by reference in the Prospectus constituting part of this Registration Statement on Form S-8 (No. 33-09393, No. 33-29900, No. 33-56585, No. 33-56587, and 33-62083) of Galoob Toys, Inc. and its subsidiaries of our report dated January 31, 1997, appearing on page F-1 of Form 10-K.



/s/ Price Waterhouse LLP

San Francisco, California
March 31, 1997